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                                                                    Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Annual Report on Form 10-K of Manufacturers' Services Limited (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), the undersigned, Robert C. Bradshaw, Chief Executive Officer of the Company, and Albert A. Notini, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

       (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.


Dated: March 31, 2003                      /s/ Robert C. Bradshaw
                                           ------------------------------------
                                           Robert C. Bradshaw
                                           Chief Executive Officer


Dated: March 31, 2003                      /s/ Albert A. Notini
                                           ------------------------------------
                                           Albert A. Notini
                                           Chief Financial Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.